Exhibit 99.1

Dolby Laboratories Reports First Quarter 2011 Results

SAN FRANCISCO--(BUSINESS WIRE)--February 3, 2011--Dolby Laboratories, Inc. (NYSE: DLB) today announced the Company's financial results for its first quarter of fiscal 2011.

For the first quarter, Dolby reported total revenue of $242.7 million, compared to $221.2 million for the first quarter of fiscal 2010.

First quarter GAAP net income was $86.4 million, or $0.76 per diluted share, compared to $69.1 million, or $0.59 per diluted share, for the first quarter of fiscal 2010. On a non-GAAP basis, first quarter net income was $85.0 million, or $0.75 per diluted share, compared to $74.3 million, or $0.64 per diluted share, for the first quarter of fiscal 2010. First quarter fiscal 2011 GAAP net income benefited from various discrete tax items, primarily a one-time tax benefit resulting from the release of a deferred tax liability of $11.0 million related to the amortization of an intangible from a prior acquisition.

Dolby’s non-GAAP measures exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. The non-GAAP measures also exclude the one-time tax benefit resulting from the release of the deferred tax liability.

“During the first quarter, we generated double-digit revenue growth in many of our licensing markets,” said Kevin Yeaman, President and Chief Executive Officer, Dolby Laboratories, “and we remain well positioned for growth in the number of entertainment devices. In the near term, we have revised our fiscal 2011 outlook to reflect a slowdown in our PC market.”

Financial Targets

For fiscal 2011, Dolby is now targeting revenue of $930 million to $970 million, while it continues to target total gross margin of approximately 88 percent on a GAAP basis, and approximately 89 percent on a non-GAAP basis. In addition, on a GAAP basis, Dolby is now targeting fiscal 2011 operating expense of $406 million to $418 million, other income of approximately $5 to $6 million, and a tax rate of approximately 30 percent, while it continues to target diluted shares outstanding of approximately 114 million. On a non-GAAP basis, Dolby is now targeting fiscal 2011 operating expense of $355 million to $365 million and other income of approximately $5 to $6 million, while it continues to target a tax rate of approximately 33 percent, and diluted shares outstanding of approximately 114 million. Dolby’s non-GAAP targets exclude expenses related to stock-based compensation, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. The non-GAAP measures also exclude the one-time tax benefit resulting from the release of the deferred tax liability. While stock-based compensation expense may vary based on factors such as stock price or volatility, Dolby continues to target stock-based compensation expense for fiscal 2011 of approximately $47 to $48 million. In addition, Dolby continues to target charges related to the amortization of acquired intangibles for fiscal 2011 of approximately $13 million and restructuring charges of approximately $1 to $2 million. These targets lead to an updated fiscal 2011 diluted earnings per share target range of $2.57 to $2.73 on a GAAP basis and $2.82 to $2.98 on a non-GAAP basis.

The Company's Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Dolby Laboratories’ Q1 2011 fiscal year financial results at 2:00 p.m. PT (5:00 p.m. ET) on Thursday, February 3, 2011.

Access to the teleconference will be available over the Internet from http://investor.dolby.com/medialist.cfm or by dialing 877-879-6174. International callers can access the conference call at 719-325-4814.

A replay of the call will be available from 5:00 p.m. PT on Thursday, February 3, 2011, until 9:00 p.m. PT on February 10, 2011 by dialing 877-870-5176 (international callers can access the replay by dialing 858-384-5517) and entering the confirmation code 3844594. An archived version of the teleconference will also be available on www.dolby.com.

Non-GAAP Financial Information

To supplement Dolby’s financial statements presented on a GAAP basis, Dolby provides non-GAAP financial measures of gross margin, operating expense, tax rate, and diluted earnings per share. These measures are adjusted to exclude the charges and expenses discussed above. Dolby presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby’s operating results in a manner that focuses on what Dolby’s management believes to be its ongoing business operations. Dolby’s management believes it is useful for itself and investors to review, as applicable, both GAAP information that includes the impact of stock-based compensation expense, amortization of acquired intangible assets through business combinations, restructuring charges, and the related tax impact of all of these items on the provision for income taxes, and the non-GAAP measures that exclude such information in order to assess the performance of Dolby’s business for planning and forecasting in subsequent periods. Dolby’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses such a non-GAAP financial measure, it provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above. Investors are also encouraged to review Dolby’s GAAP financial statements as reported in its SEC filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and at http://investor.dolby.com/medialist.cfm.

Forward-Looking Statements

Certain statements in this press release, including statements relating to Dolby’s expectations regarding revenue, gross margin, operating expense, tax rate, and diluted earnings per share for fiscal 2011, and its statements regarding being well positioned for a number opportunities and the benefits that may be derived from them are “forward-looking statements” that are subject to risks and uncertainties. These forward-looking statements are based on management’s current expectations, and as a result of certain risks and uncertainties actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with the effects of macroeconomic conditions; risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; pricing pressures; the timing of Dolby’s receipt of royalty reports and/or payments from its licensees; Dolby’s accuracy of calculation of royalties due to its licensors; Dolby’s ability to develop, maintain, and strengthen relationships with industry participants; Dolby’s ability to develop and deliver innovative technologies in response to new and growing markets in the entertainment industry; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby’s ability to successfully penetrate this market; Dolby’s ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery, by acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby’s Securities and Exchange Commission filings and reports, including the risks identified under the section captioned “Risk Factors” in its most recent annual report on Form 10-K. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE: DLB) is the global leader in technologies that are essential elements in the best entertainment experiences. Founded in 1965 and best known for high-quality audio and surround sound, Dolby creates innovations that enrich entertainment at the movies, at home, or on the go. For more information about Dolby Laboratories or Dolby® technologies, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. S11/23882 DLB-F

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Fiscal Quarter Ended
	December 25,	December 31,
	2009	2010
	(unaudited)
	(in thousands, except per share amounts)
Revenue:
Licensing	$165,775	$188,176
Product sales	47,657	46,027
Services	7,784	8,509
Total revenue	221,216	242,712

Cost of revenue:
Cost of licensing	4,026	3,961
Cost of products (1)	28,084	22,198
Cost of services (1)	3,683	2,980
Total cost of revenue	35,793	29,139
Gross margin	185,423	213,573
Operating expenses:
Research and development (1)	22,800	28,327
Sales and marketing (1)	30,384	38,217
General and administrative (1)	27,882	37,042
Restructuring charges, net	185	785
Total operating expenses	81,251	104,371
Operating income	104,172	109,202
Other income, net	2,207	1,864
Income before provision for income taxes	106,379	111,066
Provision for income taxes	(36,886)	(24,301)
Net income including controlling interest	69,493	86,765
Less: net income attributable to controlling interest	(407)	(378)
Net income attributable to Dolby Laboratories, Inc.	$69,086	$86,387

Earnings per share attributable to Dolby Laboratories, Inc. (basic)	$0.61	$0.77
Earnings per share attributable to Dolby Laboratories, Inc. (diluted)	$0.59	$0.76

Weighted-average shares outstanding (basic)	114,085	112,035
Weighted-average shares outstanding (diluted)	116,138	113,713

(1) Stock-based compensation included above was classified as follows:
Cost of products	$78	$146
Cost of services	25	38
Research and development	1,196	2,323
Sales and marketing	1,732	2,996
General and administrative	2,678	5,757

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 24,	December 31,
	2010	2010
	(unaudited)
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$545,861	$433,638
Short-term investments	302,269	270,593
Accounts receivable, net	54,257	68,638
Inventories	28,338	27,799
Deferred taxes	102,758	97,914
Prepaid expenses and other current assets	26,930	25,475
Total current assets	1,060,413	924,057
Long-term investments	190,837	367,727
Property, plant and equipment, net	94,097	99,109
Intangible assets, net	67,019	67,340
Goodwill	264,580	266,236
Deferred taxes	19,948	20,593
Other non-current assets	14,878	15,069
Total assets	$1,711,772	$1,760,131

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$148,214	$122,111
Income taxes payable	7,895	14,154
Deferred revenue	9,647	8,065
Total current liabilities	165,756	144,330
Long-term deferred revenue	12,775	13,523
Deferred taxes	11,547	559
Other non-current liabilities	27,015	29,867
Total liabilities	217,093	188,279
Stockholders' equity:
Class A common stock	53	53
Class B common stock	59	59
Additional paid-in capital	329,902	320,245
Retained earnings	1,135,922	1,222,309
Accumulated other comprehensive income	7,801	8,032
Total stockholders' equity - Dolby Laboratories, Inc.	1,473,737	1,550,698
Controlling interest	20,942	21,154
Total stockholders' equity	1,494,679	1,571,852
Total liabilities and stockholders' equity	$1,711,772	$1,760,131

DOLBY LABORATORIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Fiscal Quarter Ended
	December 25,	December 31,
	2009	2010
	(unaudited)
	(in thousands)
Operating activities:
Net income including controlling interest	$69,493	$86,765
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	7,806	9,539
Stock-based compensation	5,327	10,984
Amortization of premium on investments	1,868	3,235
Excess tax benefit from exercise of stock options	(4,653)	(9,386)
Provision for doubtful accounts	(111)	333
Losses on Put Rights	1,299	-
Gains on auction rate certificates	(1,307)	-
Deferred income taxes	(5,629)	(6,640)
Cash distributions to controlling interest	(128)	-
Other non-cash items affecting net income	716	(476)
Changes in operating assets and liabilities:
Accounts receivable	(20,400)	(14,789)
Inventories	3,490	536
Prepaid expenses and other assets	6,927	(1,450)
Accounts payable and accrued liabilities	8,459	(27,539)
Income taxes, net	34,791	20,510
Deferred revenues	(9,496)	(843)
Other non-current liabilities	12	(127)
Net cash provided by operating activities	98,464	70,652
Investing activities:
Purchases of available-for-sale securities	(264,913)	(309,660)
Proceeds from sales of available-for-sale securities	134,784	159,825
Purchases of property, plant and equipment	(10,619)	(9,646)
Acquisitions, net of cash acquired	-	(3,350)
Purchases of intangible assets	(125)	-
Proceeds from sales of property, plan and equipment and assets held for sale	-	621
Net cash used in investing activities	(140,873)	(162,210)
Financing activities:
Repayment of long-term debt	(398)	-
Issuance of Class A common stock (ESPP)	1,921	2,536
Net proceeds from exercise of stock options	7,337	13,213
Repurchase of common stock	(15,661)	(45,966)
Excess tax benefit from exercise of stock options	4,653	9,386
Net cash used in financing activities	(2,148)	(20,831)
Effect of foreign exchange rate changes on cash and cash equivalents	(883)	166
Net decrease in cash and cash equivalents	(45,440)	(112,223)
Cash and cash equivalents at beginning of period	451,678	545,861
Cash and cash equivalents at end of period	$406,238	$433,638

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables show the Company’s first quarter of fiscal years 2010 and 2011 GAAP financial measures reconciled to non-GAAP financial measures included in this release:

Net income:	Fiscal Quarter Ended
	December 25,	December 31,
	2009	2010

GAAP net income	$69	$86
Stock-based compensation	6	11
Amortization of acquired intangibles	3	3
Restructuring charges, net	0	1
Income tax adjustments	(4)	(16)
Non-GAAP net income	$74	$85

Diluted earnings per share:	Fiscal Quarter Ended
	December 25,	December 31,
	2009	2010

GAAP diluted earnings per share	$0.59	$0.76
Stock-based compensation	0.05	0.10
Amortization of acquired intangibles	0.02	0.02
Restructuring charges, net	0.00	0.01
Income tax adjustments	(0.02)	(0.14)
Non-GAAP diluted earnings per share	$0.64	$0.75

Shares used in computing diluted earnings per share	116	114

The following tables show the Company’s fiscal year 2011 GAAP financial targets reconciled to non-GAAP financial targets included in this release:

Gross margin:	Fiscal Year
	2011

GAAP gross margin	88%
Stock-based compensation	0%
Amortization of acquired intangibles	1%
Non-GAAP gross margin	89%

Effective tax rate:	Fiscal Year
	2011

GAAP effective tax rate	30%
Stock-based compensation	0%
Amortization of acquired intangibles	0%
Restructuring charges, net	0%
Release of deferred tax liability	3%
Non-GAAP effective tax rate	33%

Operating expenses:	Fiscal Year 2011
	Low	High

GAAP operating expenses	$406	$418
Stock-based compensation	(46)	(47)
Amortization of acquired intangibles	(4)	(4)
Restructuring charges, net	(1)	(2)
Non-GAAP operating expenses	$355	$365

Diluted earnings per share:	Fiscal Year 2011
	Low	High

GAAP diluted earnings per share	$2.57	$2.73
Stock-based compensation	0.41	0.42
Amortization of acquired intangibles	0.12	0.12
Restructuring charges, net	0.01	0.01
Income tax adjustments	(0.29)	(0.30)
Non-GAAP diluted earnings per share	$2.82	$2.98

Shares used in computing diluted earnings per share	114	114

CONTACT:
Investor Contact:
Dolby Laboratories
Alex Hughes, 415-645-4572
investor@dolby.com
or
Media Contact:
Dolby Laboratories
Sean Durkin, 415-645-5176
news@dolby.com